UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

MYLAN N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire		AL10 9UL
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.01	MYL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 21, 2019, Mylan N.V. (“Mylan” or the “Company”) held its annual general meeting of shareholders (the “AGM”) to (i) appoint two executive directors and eleven non-executive directors, each for a term ending immediately after the next annual general meeting held after their appointment; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company; (iii) adopt the Dutch annual accounts for fiscal year 2018; (iv) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019; (v) instruct Deloitte Accountants B.V. for the audit of the Company’s Dutch statutory annual accounts for fiscal year 2019; (vi) authorize Mylan’s Board of Directors (the “Mylan Board”) to acquire shares in the capital of the Company; and (vii) delegate to the Mylan Board the authority to issue ordinary shares and grant rights to subscribe for ordinary shares in the capital of the Company and to exclude or restrict pre-emptive rights. Each director nominee and all other matters voted on at the AGM received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and each director nominee was appointed by the general meeting and all other matters voted on passed. The results of specific proposals are set forth below.

As of the close of business on May 24, 2019, the record date for the AGM (the “Record Date”), there were issued and outstanding 515,468,049 ordinary shares of Mylan entitled to vote at the AGM. As of the Record Date, there were no preferred shares of Mylan issued and outstanding. At least one-third of the issued Mylan shares were present or represented at the AGM with respect to each proposal below, constituting a quorum for each such proposal.

(b) The certified results of the matters voted on at the AGM are set forth below.

Proposal No. 1 - Appointment of two executive directors and eleven non-executive directors, each for a term ending immediately after the next annual general meeting held after their appointment:

Nominee	For	Against	Abstain	Broker Non-Votes
Heather Bresch*	327,491,381	29,020,499	441,227	41,843,425
Hon. Robert J. Cindrich	319,929,467	36,405,352	618,288	41,843,425
Robert J. Coury	324,569,126	31,458,648	925,333	41,843,425
JoEllen Lyons Dillon	318,895,045	37,274,318	783,744	41,843,425
Neil Dimick, C.P.A.	320,353,133	35,837,784	762,190	41,843,425
Melina Higgins	327,291,798	28,868,952	792,357	41,843,425
Harry A. Korman	323,720,787	32,436,222	796,098	41,843,425
Rajiv Malik*	327,177,095	29,177,175	598,837	41,843,425
Richard Mark, C.P.A.	331,808,992	24,400,899	743,216	41,843,425
Mark W. Parrish	319,848,547	36,497,106	607,454	41,843,425
Pauline van der Meer Mohr	325,227,308	30,964,135	761,664	41,843,425
Randall L. (Pete) Vanderveen, Ph.D.	322,607,454	33,605,202	740,451	41,843,425
Sjoerd S. Vollebregt	322,338,577	33,837,246	777,284	41,843,425

*	Refers to an executive director. All other directors listed above are non-executive directors.

Consistent with established Dutch law and Mylan’s Articles of Association, each director nominee was appointed by the general meeting.

Proposal No. 2 – Approval, on an advisory basis, of the compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
315,667,565	40,612,339	673,203	41,843,425

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 3 – Adoption of the Dutch annual accounts for fiscal year 2018:

For	Against	Abstain	Broker Non-Votes
381,499,227	14,498,215	2,799,090	0

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

For	Against	Abstain	Broker Non-Votes
375,032,377	22,219,494	1,544,661	0

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch statutory annual accounts for fiscal year 2019:

For	Against	Abstain	Broker Non-Votes
374,409,027	22,650,937	1,736,568	0

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Authorization of the Mylan Board to acquire shares in the capital of the Company:

For	Against	Abstain	Broker Non-Votes
380,682,515	15,737,664	2,376,353	0

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 7 – Delegation to the Mylan Board of the authority to issue ordinary shares and grant rights to subscribe for ordinary shares in the capital of the Company and to exclude or restrict pre-emptive rights:

For	Against	Abstain	Broker Non-Votes
268,512,153	128,251,038	2,033,341	0

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

With respect to each proposal above, any abstentions, “blank votes” and invalid votes were counted for the purposes of determining the presence of a quorum, but were not considered to be votes cast and therefore had no effect on the vote on any such proposal. Any “broker non-votes” with respect to any proposal were not treated as shares present for purposes of determining the presence of a quorum with respect to such proposal and were not considered to be votes cast and therefore had no effect on the vote on such proposal.

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the Company’s proxy statement for the AGM (the “Proxy Statement”), Mylan received a proposed resolution from the UAW Retiree Medical Benefits Trust (the “UAW”) relating to the Company’s clawback policy (the “Shareholder Proposal”). Mylan appreciates the UAW’s perspective and welcomed the opportunity to discuss the Shareholder Proposal with shareholders, and so the Mylan Board decided to include the Shareholder Proposal for discussion at the AGM. Although the Shareholder Proposal was presented as a discussion item, the Company also decided to solicit shareholder views through the proxy card as a contribution to the discussion at the AGM. As a result of this solicitation, a majority of the proxies received indicated support for the Shareholder Proposal. As set forth in the Proxy Statement, any proxies indicating “Abstain” or deemed to express no view had no effect on determining the percentage of shareholders who supported the Shareholder Proposal. At the AGM, the Chairman of the Mylan Board confirmed that the Mylan Board will continue to consider the views and perspectives expressed by shareholders on this topic.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: June 21, 2019	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Chief Financial Officer